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                                                              As Amended through
                                                                  March 20, 1997

                                   Time Warner
                             1986 Stock Option Plan

1.      ADOPTION AND PURPOSE OF THE PLAN.

        Time Incorporated, a Delaware corporation (hereinafter called the Company), hereby adopts this stock option plan (hereinafter called the Plan), providing for the granting of stock options to key employees of the Company and its subsidiaries. The general purpose of the Plan is to promote the interests of the Company and its stockholders by providing to key employees of the Company and its subsidiaries additional incentives to continue and increase their efforts with respect to, and to remain in the employ of, the Company or its subsidiaries.

        So that the maximum incentive may be provided to particular employees participating in the Plan, the Plan provides for the granting of "incentive" stock options (hereinafter called incentive stock options), within the meaning of Section 422A(b) of the Internal Revenue Code of 1954, as amended (hereinafter called the Code), and for the granting of "nonqualified" stock options.

2.      STOCK SUBJECT TO THE PLAN.

        There will be reserved for issuance upon the exercise of options and stock appreciation rights to be granted from time to time under the Plan an aggregate of 2,500,000 shares of the Company's Common Stock, par value $.01 per share (hereinafter called Common Stock). Such shares may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any option granted under the Plan shall expire or terminate for any reason without having been exercised (or without having been considered to have been exercised as provided in paragraphs 8 and 9 hereof) in full, the unpurchased shares subject thereto shall again be available for purposes of the Plan.

3.      ADMINISTRATION.

        The Plan shall be administered by the Board of Directors of the Company (hereinafter called the Board). Subject to the express provisions of the Plan, the Board shall have plenary authority, in its discretion, to determine the terms of all options granted under


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the Plan (which need not be identical), including, without limitation, the purchase price of the shares covered by each option, the individuals to whom, and the time or times at which, options shall be granted, the number of shares to be subject to each option (provided that the maximum aggregate number of shares which may be granted to an individual employee under the Plan shall be 100,000), whether an option shall be an incentive stock option or a nonqualified stock option, when an option can be exercised and whether in whole or in installments (which terms may be altered, subject to paragraph 14 hereof). In making such determinations, the Board may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors as the Board in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Board on the matters referred to in this paragraph 3 shall be conclusive.

        Notwithstanding anything to the contrary contained herein, the Board may at any time, or from time to time, appoint a committee (hereinafter called the Committee) of at least three members, who shall be members of the Personnel and Compensation Committee of the Board (or such other members of the Board as the Board may designate), and delegate to such Committee the authority of the Board to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board in the administration of the Plan, except the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of any such Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may discharge the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

4.      ELIGIBILITY.

        Options may be granted only to key salaried employees (which

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term shall be deemed to include officers) of the Company and of its present and future subsidiary corporations as defined in Section 425 of the Code, as the same shall be amended from time to time (hereinafter called subsidiaries). A director of the Company or of a subsidiary who is not also such an employee of the Company or of one of its subsidiaries will not be eligible to receive any options under the Plan. No option shall be granted to any person who, at the time the option is granted, owns (or is considered as owning within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, unless at the time the option is granted the option price is at least 110% of the fair market value of the Common Stock subject to the option and the option by its terms is not exercisable after the expiration of five years from the date it is granted. Options may be granted to employees who hold or have held options under previous plans. An employee who has been granted an option may be granted an additional option or options.

        Notwithstanding anything to the contrary contained herein, in the case of incentive stock options granted on or prior to December 31, 1986, the maximum aggregate fair market value (determined at the time each incentive stock option is granted) of the shares of Common Stock for which any individual employee may be granted incentive stock options under the Plan in any calendar year (and under all other plans of the Company or any subsidiary which provide for the granting of incentive stock options) shall not exceed $100,000 plus the amount of any unused limit carryover to such year. If $100,000 exceeds the aggregate fair market value (determined at the time each incentive stock option is granted) of the Common Stock for which an employee was granted incentive stock options in any calendar year under the Plan (and under all other plans of the Company or any subsidiary which provide for the granting of incentive stock options), one-half of such excess shall be an unused limit carryover to each of the three succeeding calendar years, under the rules of Section 422A(c)(4) of the Code. In the case of incentive stock options granted after December 31, 1986, the aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock covered by incentive stock options which first become exercisable in any calendar year under the Plan by any individual employee (and under all other plans of the Company or any subsidiary which provide for the granting of incentive stock options) shall not exceed $100,000. For purposes of this paragraph, fair market value of Common Stock shall be the mean between the high and low sales prices of a share of Common Stock as reported on the New York Stock Exchange Composite Tape on the date of grant of an incentive stock option under the Plan.

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5.      OPTION PRICES.

        Except as otherwise specifically provided in paragraph 4 hereof, the purchase price of the Common Stock under each option shall be determined by the Board, but shall not be less than 100% of the fair market value of the Common Stock at the time of the granting of such option. Such fair market value shall be determined by the Board and shall not be less than the mean between the high and low sales prices of a share of Common Stock as reported on the New York Stock Exchange Composite Tape on the day on which the option is granted.

6.      TERM OF OPTIONS.

        The term of each option shall be for such period as the Board shall determine, but not more than ten years from the date of grant in the case of each incentive stock option and not more than ten and one-half years from the date of grant in the case of each nonqualified stock option, or such shorter period as is prescribed in paragraphs 4, 11 and 12 hereof.

7.      EXERCISE OF OPTIONS.

        Unless otherwise provided in the option agreement, an option granted under the Plan shall be exercisable in whole, or in part, at any time during the term of the option. Each incentive stock option granted under the Plan on or prior to December 31, 1986 shall by its terms comply with the requirements of
Section 422A(b)(7) of the Code, as in effect prior to December 31, 1986.

        The Board shall be authorized to establish the procedure for the exercise of an option, provided that the Company shall not be required to deliver certificates for shares with respect to which an option is exercised until the purchase price of such shares shall have been paid in full. Payment shall be made in cash or, unless otherwise provided in the option agreement, in whole shares of Common Stock already owned by the holder of the option or, unless otherwise provided in the option agreement, partly in cash and partly in such Common Stock. An option shall be exercised by written notice to the Company. Such notice shall state that the holder of the option elects to exercise the option, the number of shares in respect of which it is being exercised and the manner of payment for such shares, and shall either (i) be accompanied by payment of the full purchase price of such shares, or (ii) fix a date (not more than 10 business days from the date of exercise) for

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the payment of the full purchase price of such shares. Cash payments shall be made by certified or bank cashier's check, or by the wire transfer of immediately available funds, in each case payable to the order of the Company. Common Stock payments (valued at the mean between the high and low sales prices of a share of Common Stock as reported on the New York Stock Exchange Composite Tape on the date of exercise) shall be made by delivery of stock certificates in negotiable form. If certificates representing Common Stock are used to pay all or part of the purchase price of an option, separate certificates shall be delivered by the Company representing the same number of shares as each certificate so used, and an additional certificate shall be delivered representing any additional shares to which the holder of the option is entitled as a result of the exercise of the option. Except as provided in paragraphs 11 and 12 hereof, no option may be exercised at any time unless the employee to whom the option was granted under the Plan is then an employee of the Company or of a subsidiary or, if the option agreement so provides, an Employee of an Affiliated Entity. For the purposes of this Plan, "Employee of an Affiliated Entity" shall mean an employee of any entity other than the Company or a subsidiary, whether or not incorporated, which is controlled by or under common control with the Company (an "Affiliated Entity"); provided, however, that no director, officer or holder of ten percent or more of any class of equity securities of the Company who was subject, directly or indirectly, to Section 16(b) of the Securities Exchange Act of 1934, as amended, at any time on or after May 14, 1991, shall be considered an Employee of an Affiliated Entity. The holder of an option shall have none of the rights of a stockholder with respect to the shares subject to the option until such shares shall be transferred to the holder upon the exercise of his or her option.

        Notwithstanding any contrary waiting period or installment period in any option agreement or in the Plan, each outstanding option granted under the Plan shall, except as otherwise provided in the option agreement, become exercisable in full for the aggregate number of shares covered thereby, in the event (i) the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company (x) as contemplated in the Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995 among Time Warner Inc., TW Inc., Time Warner Acquisition Corp., TW Acquisition Corp. and Turner Broadcasting System, Inc., as the same may be amended from time to time, or (y) in which the holders of Common Stock immediately prior to the merger have the same

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proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (ii) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (hereinafter called the Exchange Act)), corporation or other entity (a) shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (b) any such person, corporation or other entity (other than the Company or any benefit plan sponsored by the Company or any subsidiary) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company's securities), or (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Any transaction referred to in the foregoing clause (i) is hereinafter called an Approved Transaction, any purchase pursuant to a tender offer or exchange offer or otherwise as described in the foregoing clause (ii) is hereinafter called a Control Purchase and the cessation of individuals constituting a majority of the Board as described in the foregoing clause (iii) is hereinafter called a Board Change. The option agreement evidencing an option granted under the Plan may contain such provisions limiting the acceleration of the exercise of options as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock or cash received by the holder from the Company.

8.      GENERAL STOCK APPRECIATION RIGHTS.

        The Board may (but shall not be obligated to) grant general

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stock appreciation rights (hereinafter called SARs) pursuant to the provisions of this paragraph to the holder of any option granted under the Plan (hereinafter in this paragraph 8 called a related option) with respect to all or a portion of the shares subject to the related option. An SAR may only be granted concurrently with the grant of the related option. Subject to the terms and provisions of this paragraph 8, each SAR shall be exercisable only at the same time and to the same extent the related option is exercisable, and in no event after the termination or exercise of the related option. Notwithstanding the foregoing, no SAR may be exercised within a period of six months after the date of grant of the SAR. SARs shall be exercisable only when the fair market value (determined as of the date of exercise of the SARs) of each share of Common Stock with respect to which the SARs are to be exercised shall exceed the option price per share of Common Stock subject to the related option. SARs granted under the Plan shall be exercisable in whole or in part by notice to the Company. Such notice shall state that the holder of the SARs elects to exercise the SARs and the number of shares in respect of which the SARs are being exercised.

        Subject to the terms and provisions of this paragraph 8, upon the exercise of SARs, the holder thereof shall be entitled to receive from the Company consideration (in the form hereinafter provided) equal in value to the excess of the fair market value (determined as of the date of exercise of the SARs) of each share of Common Stock with respect to which such SARs have been exercised over the option price per share of Common Stock subject to the related option. Upon the exercise of an SAR, the holder may specify the form of consideration to be received by such holder, which shall be in shares of Common Stock (valued at fair market value on the date of exercise of the SAR), or in cash, or partly in cash and partly in shares of Common Stock as the holder shall request; provided, however, that the Board in its sole discretion may disapprove the form of consideration requested and instead authorize the payment of such consideration in shares of Common Stock (valued as aforesaid), or in cash, or partly in cash and partly in shares of Common Stock. Notwithstanding the foregoing, any election by the holder of an SAR to receive cash in full or partial settlement of the SAR, as well as any exercise of an SAR for such cash, shall be made only during the period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date (such period is hereinafter called the Exercise Period). Notwithstanding the foregoing, the number of SARs which may be exercised for cash, or partly for cash and partly for shares of Common Stock, during any Exercise Period may not

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exceed twenty percent of the aggregate number of shares of Common Stock originally subject to the related option (as such original number, without giving effect to the exercise of any portion of the related option, shall have been retroactively adjusted by application of the adjustment(s), if any, determined in accordance with paragraph 13 hereof or the corresponding provisions of any outstanding option agreement), but such SARs shall be exercisable only to the extent the related option is exercisable. For purposes of this paragraph 8, (a) fair market value of Common Stock shall be the mean between the high and low sales prices thereof as reported on the New York Stock Exchange Composite Tape on the date of exercise of an SAR, and (b) the date of exercise of an SAR shall mean the date on which the Company shall have received notice from the holder of the SAR of the exercise of such SAR. Notwithstanding the foregoing, upon the exercise during the Exercise Period of an SAR granted in tandem with a nonqualified stock option, the date of exercise of such SAR shall be deemed to be the date during the Exercise Period on which the highest reported closing sales price of a share of Common Stock as reported on the New York Stock Exchange Composite Tape occurred and the fair market value of such shares shall be deemed to be such highest reported closing sales price.

        Upon the exercise of SARs, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such SARs are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Plan. Upon the exercise or termination of the related option, the SARs with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

        The provisions of paragraphs 3, 6, 10 through 16, and 18 through 20 of the Plan (to the extent that such provisions are applicable to options granted under the Plan) shall also be applicable to SARs unless the context otherwise requires. The effective date of the grant of an SAR shall be the date on which the Board approves the grant of such SAR. Each grantee of an SAR shall be notified promptly of the grant of an SAR in such manner as the Board shall prescribe.

        Notwithstanding anything to the contrary contained in this paragraph 8, SARs shall not be exercisable unless at the time of such exercise (i) the holder of the SARs is directly or indirectly subject to Section 16 of the Exchange Act or (ii) sales of Common

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Stock by the person exercising the SARs would be reportable under Section 16 by the original holder of the related option.

9.      LIMITED STOCK APPRECIATION RIGHTS.

        The Board may (but shall not be obligated to) grant limited stock appreciation rights (hereinafter called limited rights) pursuant to the provisions of this paragraph to the holder of any option granted under the Plan (hereinafter in this paragraph 9 called a related option) with respect to all or a portion of the shares subject to the related option. A limited right may only be granted concurrently with the grant of the related option. A limited right may be exercised only during the period (a) beginning on the first day following either (i) the date of approval by the stockholders of the Company of an Approved Transaction (as defined in the last paragraph of paragraph 7 hereof),
(ii) the date of a Control Purchase (as defined in the last paragraph of paragraph 7 hereof), or (iii) the date of a Board Change (as defined in the last paragraph of paragraph 7 hereof), and (b) ending on the thirtieth day following such date. Each limited right shall be exercisable only to the extent the related option is exercisable, and in no event after the termination of the related option. Notwithstanding the provisions of the two immediately preceding sentences, no limited right may be exercised within a period of six months after the date of grant of the limited right. Limited rights shall be exercisable only when the fair market value (determined as of the date of exercise of the limited rights) of each share of Common Stock with respect to which the limited rights are to be exercised shall exceed the option price per share of Common Stock subject to the related option.

        Upon the exercise of limited rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such limited rights are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Plan. Upon the exercise or termination of the related option, the limited rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

        The provisions of paragraphs 3, 6, 10 through 16, and 18 through 20 of the Plan (to the extent that such provisions are applicable to options granted under the Plan) shall also be

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applicable to limited rights unless the context otherwise requires. The effective date of the grant of a limited right shall be the date on which the Board approves the grant of such limited right. Each grantee of a limited right shall be notified promptly of the grant of the limited right in such manner as the Board shall prescribe.

        Limited rights granted under the Plan shall be exercisable in whole or in part by notice to the Company. Such notice shall state that the holder of the limited rights elects to exercise the limited rights and the number of shares in respect of which the limited rights are being exercised. The effective date of exercise of a limited right shall be deemed to be the date on which the Company shall have received such notice. Upon the exercise of limited rights granted in tandem with an incentive stock option, except as otherwise provided in the option agreement, the holder thereof shall receive in cash an amount equal to the excess of the fair market value (determined as of the date of exercise of such limited rights) of each share of Common Stock with respect to which such limited right shall have been exercised over the option price per share of Common Stock subject to the related incentive stock option. For purposes of this paragraph 9, the fair market value of a share of Common Stock shall be the mean between the high and low sales price thereof as reported on the New York Stock Exchange Composite Tape on the date of exercise of a limited right.

        Upon the exercise of limited rights granted in tandem with a nonqualified stock option, except as otherwise provided in the option agreement, the holder thereof shall receive in cash an amount equal to the product computed by multiplying (i) the excess of (a) the higher of (x) the Minimum Price Per Share (as hereinafter defined), or (y) the highest reported closing sales price of a share of Common Stock as reported on the New York Stock Exchange Composite Tape at any time during the period beginning on the sixtieth day prior to the date on which such limited rights are exercised and ending on the date on which such limited rights are exercised, over (b) the option price per share of Common Stock subject to the related nonqualified stock option, by (ii) the number of shares of Common Stock with respect to which such limited rights are being exercised.

        For purposes of this paragraph 9, the term "Minimum Price Per Share" shall mean the highest gross price (before brokerage commissions, soliciting dealers' fees and similar charges) paid or to be paid for any share of Common Stock (whether by way of exchange, conversion, distribution, liquidation or otherwise) in, or in connection with, any Approved Transaction or Control Purchase which occurs at any time during the period beginning on the sixtieth

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day prior to the date on which such limited rights are exercised and ending on the date on which such limited rights are exercised. For purposes of this definition, if the consideration paid or to be paid in any such Approved Transaction or Control Purchase shall consist, in whole or in part, of consideration other than cash, the Board shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the value, if any, attributed to such consideration by any other party to such Approved Transaction or Control Purchase.

        Notwithstanding anything to the contrary contained in this paragraph 9, limited rights shall not be exercisable unless at the time of the occurrence of an Approved Transaction, Control Purchase or Board Change, (i) the holder of the limited rights is directly or indirectly subject to Section 16 of the Exchange Act or (ii) sales of Common Stock by the person exercising the limited rights would be reportable under Section 16 by the original holder of the related option. The option agreement evidencing an option granted under the Plan may contain such provisions limiting the exercise of limited rights as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto in effect at the time of such exercise, will not apply to any stock or cash received from the Company by the holder of the limited rights.

10.     LIMITED TRANSFERABILITY OF OPTIONS.

        Except as set forth in this paragraph 10 and paragraph 21, options and SARs granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and such options and SARs may be exercised during the lifetime of the holder thereof only by such holder (or his or her court appointed legal representative). The option agreement may provide that options and SARs are transferable by gift to such persons or entities and upon such terms and conditions specified in the option agreement.

11.     TERMINATION OF EMPLOYMENT.

        If a holder's employment shall be terminated by the Company or any of it subsidiaries prior to the complete exercise of an option, then such option shall thereafter be exercisable, solely to the extent provided in the applicable option agreement; provided, however, that (a) no option granted under the Plan may be exercised after the scheduled expiration date of such option; (b) if the holder's employment terminates by reason of death or permanent and

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total disability as defined in Section 22(e)(3) of the Code, as the same may be amended from time to time, the option shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such option); and (c) any termination by the employing company for cause will be treated in accordance with the provisions of the next succeeding paragraph.

        If a holder's employment with the Company or any of its subsidiaries shall be terminated by the Company or such subsidiary prior to the exercise of any option, for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his or her duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction, Control Purchase or Board Change, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement), then all options held by such holder and any permitted transferee pursuant to paragraph 10 shall immediately terminate.

        Notwithstanding any other provision of the Plan, the Board may provide in the applicable option agreement that the options and/or SARs granted under the Plan shall become and/or remain exercisable at rates and times at variance with the rules otherwise herein set forth; provided, however, that any such option agreement provisions at variance with the exercisability rules otherwise set forth herein shall be effective only if reflected in the terms of an employment agreement approved or ratified by the Board.

        The Board may determine whether any given leave of absence constitutes a termination of employment. Options and SARs under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company or one of its subsidiaries.

12.     INTENTIONALLY OMITTED.

13.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

        Notwithstanding any other provisions of the Plan, option agreements may contain such provisions as the Board shall determine

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to be appropriate for the adjustment of the number and class of shares subject to each outstanding option and the option prices in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding Common Stock of the Company, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted by the Board, whose determination shall be conclusive.

14.     TERMINATION AND AMENDMENT.

        Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted after, December 31, 1991. The Board may at any time prior to December 31, 1991 terminate the Plan, and the Board may at any time also modify or amend the Plan in such respects as it shall deem advisable; provided, however, that the Board may not, without approval of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote at a meeting (i) increase (except as provided in paragraph 13 hereof) the maximum number of shares as to which options may be granted under the Plan, (ii) change the class of employees eligible to receive options, (iii) change the manner of determining the minimum option prices other than to change the manner of determining the fair market value of the Common Stock, as set forth in paragraph 5 hereof, or
(iv) extend the period during which options may be granted or exercised. No termination, modification or amendment of the Plan may, without the consent of the holder of an option, adversely affect the rights of such holder under such option.

15.     EFFECTIVENESS OF THE PLAN.

        The Plan shall become effective upon approval by the vote of a majority of the voting securities of the Company present, or represented, and entitled to vote at the 1986 Annual Meeting of Stockholders to be held on April 17, 1986, or any adjournment thereof. Prior to such approval, the Board may, in its discretion, grant or authorize the granting of options under the Plan the exercise of which shall be expressly subject to the condition that the Plan shall have been so approved. Unless the Plan shall be so approved, the Plan and all options theretofore granted thereunder shall be and become null and void.

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16.     GOVERNMENT AND OTHER REGULATIONS.

        The obligation of the Company to sell and deliver shares under the options granted under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and (ii) the condition that the shares of Common Stock reserved for issuance upon the exercise of options granted under the Plan shall have been duly listed on the New York Stock Exchange.

17.     TIME OF GRANTING OF OPTIONS.

        The effective date of the granting of an option (hereinafter called the Granting Date) shall be the date on which the Board approves the granting of such option. Each grantee of an option shall be notified promptly of the grant of the option and a written option agreement shall promptly be executed and delivered by or on behalf of the Company and the grantee, provided that such grant of an option shall expire if a written option agreement is not signed by such grantee (or his or her agent or attorney) and delivered to the Company within 60 days after the Granting Date.

18.     WITHHOLDING.

        The Company's obligation to deliver shares of Common Stock or to pay cash upon the exercise of any nonqualified stock option or any stock appreciation right granted under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding taxes paid upon the exercise of any nonqualified stock option may be paid in shares of Common Stock upon such terms and conditions as the Board shall determine; provided, however, that the Board in its sole discretion may disapprove such payment and require that such taxes be paid in cash.

19.     SEPARABILITY.

        If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 under the Exchange Act (as the same shall be amended from time to time) and/or Section 422A of the Code (as the same shall be amended from time to time), then such terms or provisions shall be deemed inoperative to the extent they so

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conflict with the requirements of said Rule 16b-3 and/or Section 422A of the
Code.

        If this Plan does not contain any provision required to be included herein under Section 422A of the Code (as the same shall be amended from time to time), such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

20.     NON-EXCLUSIVITY OF THE PLAN.

        Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21.  BENEFICIARIES.

        Each holder may designate any person(s) or legal entity(ies), including his or her estate, as his or her beneficiary under the Plan. Such designation shall be made in writing on a form filed with the Secretary of the Company or his or her designee and may be revoked or changed by such holder at any time by filing written notice of such revocation or change with the Secretary of the Company or his or her designee. If no person shall be designated by a holder as his or her beneficiary or if no person designated as a beneficiary survives such holder, the holder's beneficiary shall be his or her estate.



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